# inTEST Corporation



## inTEST Acquires Alfamation S.p.A.

***Advances All Dimensions of 5-Point Strategy and Complementary Addition to the Electronic Test Division***

***March 12, 2024***

# Safe Harbor Statement

inTEST

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These statements do not convey historical information but relate to predicted or potential future events and financial results, such as statements of the Company's plans, strategies and intentions, or our future performance or goals, that are based upon management's current expectations. These forward-looking statements can often be identified by the use of forward-looking terminology such as "continue," "believe," "could," "expects," "may," "will," "should," "plan," "potential," "forecasts," "outlook," "anticipates," "targets," "estimates," or similar terminology. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Such risks and uncertainties include, but are not limited to, any mentioned in this presentation as well as the Company's ability to execute on its 5-Point Strategy, realize the potential benefits of acquisitions and successfully integrate any acquired operations, including the operations of Alfamation, grow the Company's presence in its key target and international markets, manage supply chain challenges, convert backlog to sales and to ship product in a timely manner; the success of the Company's strategy to diversify its markets; the impact of inflation on the Company's business and financial condition; indications of a change in the market cycles in the semi market or other markets served; changes in business conditions and general economic conditions both domestically and globally including rising interest rates and fluctuation in foreign currency exchange rates; changes in the demand for semiconductors; access to capital and the ability to borrow funds or raise capital to finance potential acquisitions or for working capital; changes in the rates and timing of capital expenditures by the Company's customers; and other risk factors set forth from time to time in the Company's Securities and Exchange Commission filings, including, but not limited to, the Annual Report on Form 10-K for the year ended December 31, 2022. Any forward-looking statement made by the Company in this presentation is based only on information currently available to management and speaks to circumstances only as of the date on which it is made. The Company undertakes no obligation to update the information in this presentation to reflect events or circumstances after the date hereof or to reflect the occurrence of anticipated or unanticipated events, except as required by law.

***Key Performance Metrics***

Management uses backlog as a key performance metric to analyze and measure the Company's financial performance and results of operations. Management uses backlog as a measure of current and future business and financial performance, and it may not be comparable with measures provided by other companies. Backlog is calculated on the basis of firm purchase orders received for which revenue has not yet been recognized. Management believes tracking backlog is useful as it often times is a leading indicator of future performance. In accordance with industry practice, contracts may include provisions for cancellation, termination, or suspension at the discretion of the customer. Given that backlog is an operational measure and the Company's methodology for calculating backlog does not meet the definition of a non-GAAP measure, as the term is defined by the U.S. Securities and Exchange Commission, a quantitative reconciliation is not required.

# Executing our 5-Point Strategy

inTEST


Global & Market Expansion
Strategic Acquisitions & Partnerships
Talent & Culture
Innovation & Differentiation
Service & Support

## Acquisition of Alfamation: Compelling Strategic Rationale

- Deepens presence in KEY TARGET MARKETS of automotive/EV and life sciences
- EXPANDS MARKETS into consumer electronics
- Extends GEOGRAPHIC REACH with a sizable footprint in Europe
- Strategically broadens product portfolio of DIFFERENTIATED AUTOMATED TEST SOLUTIONS for Electronic Test division
- Brings VALUABLE ENGINEERING TALENT and a strong management team
- ALIGNS WITH INTEST'S MISSION to provide innovative, engineered solutions that address customers' high-value challenges

# Building On Our Vision


inTEST Corporation
Process Technologies
Environmental Technologies
Electronic Test
Ambrell
VIDEOLOGY
inTEST Thermal Solutions
EMS Products
ACCULOGIC
alfamation

## Acquisition Strategy: Scaling Divisions

***Electronic Test***

- **Broader and complementary technology/applications**
- **Diversify outside of Semi market**
- **Deepen geographic market reach in Europe/Asia**
- **Expands customer base**

***Environmental Technologies***

- Higher growth markets and complementary technologies
- Expand beyond thermal (vibration, humidity, stress)
- Larger capital equipment/average unit selling price
- Market share expansion in Defense/Aerospace/Auto

***Process Technologies***

- Expanding radio-frequency ("RF") capabilities
- Geographic expansion
- Automation and Analytic Plays
- Emerging/adopting industrial technologies

# About Alfamation

- Founded in 1991
- Headquartered in Milan, Italy with sales and service center in Suzhou City, China
- ~130 employees
- Privately-held by founder who is staying with the business
- Customers include global Auto/EV OEMs and tier-one suppliers, life sciences, consumer electronics manufacturers
- Highly fragmented Test & Measurement industry

## FY23 Sales by Industry Segment



Cons Elec 7%
Life Sciences 3%
Others 1%
Automotive 89%
Automotive
Cons Elec
Life Sciences
Others

## FY23 Customer Concentration



16%
3%
3%
3%
5%
5%
17%
48%

*Six additional new, large customers in backlog*

## Sales*



€ 12.8
€ 17.4
€ 23.6
FY21
FY22
FY23

*Fiscal year ends June 30

# About Alfamation: Breadth of Test Solutions

inTEST



- Robotics-based Automotive Wireless Charger Testers
- QI, PMA,NFC Manufacturing Test



**PIXELSHOOTER™**
- Fully Automated Display & Instrument Cluster Tester
- 24/7 high volume manufacturing operations
- Defective Pixel & Resolution Detection
- Integrated Robotics for Haptic & Touch Test



- RF & Wireless
- Infotainment & Telematics
- 5G and V2X

- PCBA Functional Test
- RF Shielded & Unshielded Fixturing

- Operator assisted test
- Manual workstations
- **Hyperion™** platform systems



flexmedia XM

MULTIPLE INSTRUMENTS, ONE FAMILY

# About Alfamation: Markets and Applications

inTEST



AUTOMOTIVE



CONSUMER ELECTRONICS



OPTICS & PHOTONICS

# Business/Transaction Summary

inTEST

| | |
|---|---|
| **Revenue** | FY23* annual revenue of €23.6 million; recent track record of delivering double digit annual growth |
| **Backlog(1)** | Backlog of ~ €13 million on December 31, 2023 |
| **Margin Profile** | Gross and EBITDA margins similar to INTT |
| **Acquisition Structure** | Equity purchase with assumption of ~ €7 million in net debt at attractive rates |
| **Consideration** | €20 million: 90% cash and 10% inTEST shares |
| **Purchase Multiples** | ~1.1x revenue and ~8x EBITDA |
| **Accretion** | Expect to be accretive after first year of ownership |

**Alfamation fiscal year ends June 30*

*(1) Backlog is a key performance metric. Further information can be found under "Key Performance Metrics."*

# Expanding Electronic Test Capabilities

inTEST

inTEST + alfamation (an inTEST Company)

- Consistent with 5-Point Strategy for Growth
  *Cultural fit as an innovative engineering and technology solutions provider*
- Strategic Fit: expands test capabilities and footprint in Europe
- Deepens market reach in auto/EV, life sciences & consumer electronics
- Best-in-class engineering talent and testing know-how
- Sizable business with substantial backlog; demonstrated growth

# inTEST Corporation



## inTEST Acquires Alfamation S.p.A.

***Advances All Dimensions of 5-Point Strategy***
***and Complementary Addition to the Electronic Test Division***

***March 12, 2024***